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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of G&K SERVICES, INC., a Minnesota corporation (the "Company"), hereby constitute and appoint RICHARD L. MARCANTONIO and JEFFREY L. WRIGHT, and each or any of them, his true and lawful attorneys-in-fact and agents, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file the Annual Report of the Company and Form 10-K for the fiscal year ended July 2, 2005, to be filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 including any amendment or amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys full power and authority to do and perform each and every thing, requisite and necessary to be done in and about the premises in order to execute the same as fully to all intents and purposes as he, himself, might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or could cause to be done by virtue hereof.

IN WITNESS WHEREOF, G&K SERVICES, INC. has caused this Power of Attorney to be executed in its name by its directors this 25th day of August 2005.

/s/ Richard M. Fink                          /s/ Wayne M. Fortun
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Richard M. Fink                              Wayne M. Fortun

/s/ Richard L. Marcantonio                   /s/ Ernest J. Mrozek
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Richard L. Marcantonio                       Ernest J. Mrozek

/s/ Michael G. Allen                         /s/ M. Lenny Pippin
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Michael G. Allen                             M. Lenny Pippin

/s/ Paul Baszucki                            /s/ Alice M. Richter
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Paul Baszucki                                Alice M. Richter

/s/ John S. Bronson                          /s/ J. Patrick Doyle
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John S. Bronson                              J. Patrick Doyle